1 Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. This announcement is for information purposes only and does not constitute an invitation or solicitation of an offer to acquire, purchase or subscribe for securities or an invitation to enter into an agreement to do any such things, nor is it calculated to invite any offer to acquire, purchase or subscribe for any securities. Neither this announcement nor anything herein forms the basis for any contract or commitment whatsoever. Neither this announcement nor any copy hereof may be taken into or distributed in the United States. The securities referred to herein have not been and will not be registered under the U.S. Securities Act, or with any securities regulatory authority of any state of the United States or other jurisdiction and may not be offered or sold in the United States, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act, and applicable state or local securities laws. No public offer of securities is to be made in the United States. (incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Codes: 5280, 40102, 40259, 40357, 5754) (i) ISSUANCE OF US$1,000,000,000 6.750% SENIOR NOTES DUE 2034; AND (ii) DISCLOSURE PURSUANT TO RULE 13.18 OF THE LISTING RULES Reference is made to the announcement of the Company dated 11 August 2025 in relation to the proposed issuance of senior notes. The Company is pleased to announce that on 12 August 2025 (New York time), the Company entered into the Purchase Agreement with Deutsche Bank AG, Singapore Branch, as representative of the Initial Purchasers, and the Initial Purchasers in connection with the issuance of the Senior Notes. The Company estimates that the net proceeds from the offering of the Senior Notes (after deducting discounts of the Initial Purchasers and estimated offering expenses payable by the Company), will be approximately US$989.0 million. The Company intends to apply the net proceeds from the proposed offering for general corporate purposes, including to repay outstanding indebtedness, such as that under the WM Cayman II Revolver and/or one or more series of the existing notes. * For identification purposes only. Exhibit 99.1

2 The Company is applying to the Stock Exchange for the listing of, and permission to deal in, the Senior Notes by way of debt issue to Professional Investors only, and has received an eligibility letter from the Stock Exchange for the listing of the Senior Notes. Admission of the Senior Notes to the Stock Exchange and quotation of the Senior Notes on the Stock Exchange are not to be taken as an indication of the merits of the Company or the Senior Notes. Although none of the Company’s controlling shareholders (as defined in the Listing Rules), including WRL, are parties to the Purchase Agreement or the Indenture, the Indenture will contain a change of control provision that would, if triggered, give rise to a right in favor of the holders of the Senior Notes to require the Company to repurchase the Senior Notes. Certain circumstances that will constitute a change of control are described in this announcement. The disclosure relating to the right in favor of the holders of the Senior Notes to require the Company to repurchase the Senior Notes is made pursuant to Rule 13.18 of the Listing Rules. As the conditions precedent to completion of the Purchase Agreement may or may not be satisfied and the Purchase Agreement may be terminated upon the occurrence of certain events, shareholders of the Company and prospective investors are advised to exercise caution when dealing in the securities of the Company. The Company conducted an offering of the Senior Notes to Professional Investors on 12 August 2025. Deutsche Bank AG, Singapore Branch, BofA Securities, Inc., Scotia Capital (USA) Inc., and SMBC Nikko Securities America, Inc. have been appointed as the Joint Global Coordinators and Joint Lead Bookrunners, Abu Dhabi Commercial Bank PJSC, Banco Nacional Ultramarino, S.A., Bank of China Limited, Macau Branch, Bank of Communications Co., Ltd. Macau Branch, BNP PARIBAS, CBRE Capital Advisors, Inc., China CITIC Bank International Limited, China Construction Bank Corporation Macau Branch, DBS Bank Ltd., Industrial and Commercial Bank of China (Macau) Limited, Luso International Banking Limited, Oversea-Chinese Banking Corporation Limited, Tai Fung Bank Limited, and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) have been appointed as Joint Bookrunners. The Company is pleased to announce that on 12 August 2025 (New York Time), the Company entered into the Purchase Agreement with Deutsche Bank AG, Singapore Branch, as representative of the Initial Purchasers, and the Initial Purchasers in connection with the Notes Issue. THE PURCHASE AGREEMENT Date : 12 August 2025 (New York time) Parties : (1) the Company (2) Deutsche Bank AG, Singapore Branch, as representative of the Initial Purchasers; and (3) the Initial Purchasers

3 The Senior Notes have not been and will not be registered under the Securities Act, and may be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, outside the United States to non-U.S. persons (as defined in Regulation S under the Securities Act) in compliance with Regulation S under the Securities Act and professional investors as defined in Chapter 37 of the Listing Rules, and in accordance with any other applicable laws. None of the Senior Notes will be offered or sold to the public in Hong Kong and none of the Senior Notes will be placed to any Connected Person of the Company. Principal terms of the Senior Notes Issuer : The Company Aggregate principal amount : US$1,000,000,000 Offering price : 100.000% of the principal amount of the Senior Notes Issue date : 19 August 2025 Interest rate : 6.750% per annum, payable semi-annually in arrears on 15 February and 15 August of each year. Interest will accrue from 19 August 2025 Maturity date : 15 February 2034, unless earlier redeemed in accordance with terms thereof First interest payment due date : 15 February 2026 Ranking of the Senior Notes The Senior Notes will be general unsecured obligations of the Company and will (1) rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness, (2) rank senior to all of the Company’s existing and future subordinated indebtedness and any related guarantees thereon, if any, (3) be effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and (4) be structurally subordinated to all existing and future liabilities of the Company’s subsidiaries, including the WM Cayman II Revolver. As of 30 June 2025, the Group had long-term debt of US$1,141.7 million under the WM Cayman II Revolver in accordance with U.S. GAAP, and the Group may incur additional secured and/or unsecured indebtedness and other obligations in the future. Events of default The events of default under the Senior Notes include, among others: (1) default for 30 days in the payment when due of interest on the Senior Notes; (2) default in the payment when due (at maturity, upon redemption, repurchase or otherwise) of the principal of, or premium, if any, on the Senior Notes;

4 (3) failure by the Company to comply with: a. any payment obligations (including, without limitation, obligations as to the timing or amount of such payments) relating to the repurchase by the Company of the Senior Notes at the option of the holders of the Senior Notes upon certain change of control events or special put option events as described in the Indenture; and b. the covenants relating to merger, consolidation or sale of assets; (4) failure by the Company for 60 days after receipt of written notice from the Trustee or the holders of at least 25% in aggregate principal amount of the Senior Notes then outstanding voting as a single class to comply with any of the other agreements in the Indenture not identified in paragraphs (1), (2) or (3) above; (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries (or the payment of which is guaranteed by the Company or any of its subsidiaries), whether such indebtedness or guarantee existed on the date of the Indenture, or is created after the date of the Indenture, if that default results in the acceleration of such indebtedness prior to its express maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness the maturity of which has been so accelerated, aggregates US$50.0 million (or the equivalent thereof) or more, if such acceleration is not annulled within 30 days after written notice as provided in the Indenture; (6) failure by the Company or any of its Significant Subsidiaries to pay final non-appealable judgments rendered against the Company or any Significant Subsidiary aggregating in excess of US$50.0 million (or the equivalent thereof), which judgments are not paid, bonded, discharged or stayed for a period of 60 days; or (7) certain events of bankruptcy or insolvency described in the Indenture. In the case of an event of default arising from certain events of bankruptcy or insolvency, all outstanding Senior Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Senior Notes then outstanding may declare all the Senior Notes to be due and payable immediately. Covenants The Senior Notes and the Indenture will limit the Company’s ability to, among other things: (1) effect a consolidation or merger; and (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole (but for the avoidance of doubt, a pledge of an asset or property shall not be considered as a sale, assignment, transfer, conveyance or disposal of such asset or property).

5 Redemption Optional Redemption At its option, the Company may redeem the Senior Notes, in whole or in part, at any time or from time to time prior to their stated maturity. The redemption price for Senior Notes that are redeemed before 15 August 2028 will be equal to the greater of: (a) 100% of the principal amount of the Senior Notes to be redeemed; and (b) a “make-whole” amount as determined by an independent investment banker in accordance with the terms of the Indenture, plus in either case accrued and unpaid interest to, but not including, the redemption date. Prior to 15 August 2028, the Company may redeem up to 35% of the aggregate principal amount of the Senior Notes with the net cash proceeds from certain equity offerings. On or after 15 August 2028, the Company may redeem the Senior Notes, in whole or in part, at a premium declining ratably to zero, plus accrued and unpaid interest to, but not including, the redemption date. Gaming Redemption Subject to certain conditions, if any Gaming Authority requires a holder or beneficial owner of the Senior Notes to be licensed, qualified or found suitable under any applicable Gaming Law and the holder or beneficial owner fails to apply or become licensed or qualified within the required time period or is notified that it will not be licensed, qualified or found suitable by any Gaming Authority, the Company will have the right to require the holder or beneficial owner to dispose of its Senior Notes or redeem the Senior Notes at a redemption price equal to the price required by applicable law or by order of any Gaming Authority or the lesser of the principal amount of the Senior Notes and the price that the holder or beneficial owner paid for the Senior Notes, in either case, together with accrued and unpaid interest on the Senior Notes. Redemption for Tax Reasons Subject to certain exceptions, the Company may redeem the Senior Notes upon 10–60 days of notice, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to but excluding the date fixed by the Company for redemption, if the Company would become obligated to pay certain additional amounts as a result of certain changes in specified tax laws or certain other circumstances.

6 The right in favor of the holders of the Senior Notes to require the Company to repurchase the Senior Notes Although none of the Company’s controlling shareholders (as defined in the Listing Rules), including WRL, are parties to the Purchase Agreement or the Indenture, the Indenture will contain a change of control provision that would, if triggered, give rise to a right in favor of the holders of the Senior Notes to require the Company to repurchase the Senior Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, up to but excluding the date of repurchase. The circumstances that will constitute a change of control include: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than to WRL or any of its affiliates; (2) the adoption of a plan relating to the liquidation or dissolution of the Company or any successor thereto; (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined in clause (1) above), other than WRL or any affiliate of WRL becomes the beneficial owner, directly or indirectly, of more than 50% of the outstanding voting stock of the Company, measured by voting power rather than number of equity interests; (4) the first day on which a majority of the members of the board of directors of the Company are not directors who were on the board on the date of the Indenture, or directors who were nominated for election, or who were nominated, elected, or appointed by a majority of the directors who were on the board on the date of the Indenture at the time of such nomination, election or appointment; (5) the first day on which the Company ceases to own, directly or indirectly, at least 60% of the outstanding equity interests of (and at least a 60% economic interest in) WRM; or (6) the 30th day following the date on which the Company ceases to be entitled to use the “WYNN” trademark. A person or group shall not be deemed to beneficially own the voting stock of the Company subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement until the completion of the relevant transaction under such agreement.

7 Special Put Option Upon the occurrence of: (1) any event after which none of the Company or any subsidiary of the Company has such licenses, concessions, subconcessions or other permits or authorizations as are necessary for the Company and its subsidiaries to own or manage casino or gaming areas or operate casino games of fortune and chance in Macau in substantially the same manner and scope as the Company and its subsidiaries are entitled to on the date on which the Senior Notes are issued, for a period of ten consecutive days or more, and such event has a material adverse effect on the financial condition, business, properties, or results of operations of the Company and its subsidiaries, taken as a whole; or (2) the termination, rescission, revocation or modification of any licenses, concessions, subconcessions or other permits or authorizations relating to casino or gaming operations which has had a material adverse effect on the financial condition, business, properties, or results of operations of the Company and its subsidiaries, taken as a whole, each holder of the Senior Notes will have the right to require the Company to repurchase all or any part of such holder’s Senior Notes at a purchase price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to but excluding the date of repurchase. REASONS FOR THE NOTES ISSUE AND PROPOSED USE OF PROCEEDS The Company estimates that the net proceeds from the offering of the Senior Notes (after deducting discounts of the Initial Purchasers and estimated offering expenses payable by the Company), will be approximately US$989.0 million. The Company intends to apply the net proceeds from the proposed offering for general corporate purposes, including to repay outstanding indebtedness, such as that under the WM Cayman II Revolver and/or one or more series of the existing notes. LISTING The Company is applying to the Stock Exchange for the listing of, and permission to deal in, the Senior Notes by way of debt issue to Professional Investors only, and has received an eligibility letter from the Stock Exchange for the listing of the Senior Notes. Admission of the Senior Notes to the Stock Exchange and quotation of the Senior Notes on the Stock Exchange are not to be taken as an indication of the merits of the Company or the Senior Notes. GENERAL The disclosure relating to the right in favor of the holders of the Senior Notes to require the Company to repurchase the Senior Notes is made pursuant to Rule 13.18 of the Listing Rules. In accordance with the requirements pursuant to Rule 13.21 of the Listing Rules, the Company will include appropriate disclosure in subsequent interim and annual reports for so long as the above- described right in favor of the holders of the Senior Notes continues to exist under the Indenture. As the conditions precedent to completion of the Purchase Agreement may or may not be satisfied and the Purchase Agreement may be terminated upon the occurrence of certain events, shareholders of the Company and prospective investors are advised to exercise caution when dealing in the securities of the Company.

8 DEFINITIONS In this announcement, unless otherwise indicated in the context, the following expressions have the meanings set out below: “Board” : the Board of Directors of the Company “Company” : Wynn Macau, Limited, a company incorporated on 4 September 2009 as an exempted company with limited liability under the laws of the Cayman Islands and an indirect subsidiary of Wynn Resorts, Limited “Connected Person” : has the meaning ascribed to it under the Listing Rules “Exchange Act” : the United States Securities Exchange Act of 1934, as amended “Gaming Authority” : any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of any national or foreign government, any state, province or city or other political subdivision or otherwise, whether on the date of the Indenture or thereafter in existence, including the Government of the Macau Special Administrative Region and any other applicable gaming regulatory authority or agency, in each case, with authority to regulate the sale or distribution of liquor or any gaming operation (or proposed gaming operation) owned, managed or operated by the Company or any of their respective affiliates, including WRM “Gaming Law” : the gaming laws, rules, regulations or ordinances of any jurisdiction or jurisdictions to which WRL, the Company or any of their respective affiliates, including WRM, is, or may be, at any time subject “Group” : the Company and its subsidiaries, or any of them, and the businesses carried on by such subsidiaries “Hong Kong” : the Hong Kong Special Administrative Region of the People’s Republic of China “Indenture” : the agreement between the Company and the Trustee, that specifies the terms of the Senior Notes, including the interest rate of the Senior Notes and maturity date

9 “Initial Purchasers” : Deutsche Bank AG, Singapore Branch; BofA Securities, Inc.; Scotia Capital (USA) Inc.; SMBC Nikko Securities America, Inc.; Abu Dhabi Commercial Bank PJSC; Banco Nacional Ultramarino, S.A.; Bank of China Limited, Macau Branch; Bank of Communications Co., Ltd. Macau Branch; BNP PARIBAS; CBRE Capital Advisors, Inc.; China CITIC Bank International Limited; China Construction Bank Corporation Macau Branch; DBS Bank Ltd.; Industrial and Commercial Bank of China (Macau) Limited; Luso International Banking Limited; Oversea-Chinese Banking Corporation Limited; Tai Fung Bank Limited; and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) “Joint Bookrunners” : Abu Dhabi Commercial Bank PJSC; Banco Nacional Ultramarino, S.A.; Bank of China Limited, Macau Branch; Bank of Communications Co., Ltd. Macau Branch; BNP PARIBAS; CBRE Capital Advisors, Inc.; China CITIC Bank International Limited; China Construction Bank Corporation Macau Branch; DBS Bank Ltd.; Industrial and Commercial Bank of China (Macau) Limited; Luso International Banking Limited; Oversea-Chinese Banking Corporation Limited; Tai Fung Bank Limited; and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) “Joint Global Coordinators and Joint Lead Bookrunners” : Deutsche Bank AG, Singapore Branch; BofA Securities, Inc.; Scotia Capital (USA) Inc.; and SMBC Nikko Securities America, Inc. “Listing Rules” : the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, as amended from time to time “Macau” : the Macau Special Administrative Region of the People’s Republic of China “Notes Issue” : the issue of the Senior Notes by the Company

10 “Professional Investors” : (1) qualified institutional buyers within the meaning of Rule 144A under the Securities Act, (2) non-U.S. persons outside the United States as defined under Regulation S under the Securities Act, (3) for persons in Hong Kong, professional investors as defined in Chapter 37 of the Listing Rules and/ or (4) for persons outside Hong Kong, a person to whom securities may be sold in accordance with a relevant exemption from public offer regulations in that jurisdiction “Purchase Agreement” : the agreement dated 12 August 2025 (New York time) entered into between the Initial Purchasers and the Company in relation to the issuance of the Senior Notes “Securities Act” : the United States Securities Act of 1933, as amended “Senior Notes” : the US$1,000,000,000 6.750% senior notes due 2034 “Significant Subsidiary” : any subsidiary that (1) contributed at least 10% of the Group’s total consolidated income from continuing operations before income taxes and extraordinary items for the most recently ended fiscal year of the Company or (2) owns at least 10% of the total assets of the Group as of the last day of the most recently ended fiscal year of the Company “Stock Exchange” : The Stock Exchange of Hong Kong Limited “Trustee” : Deutsche Bank Trust Company Americas “United States” : the United States of America “US$” : United States dollars, the lawful currency of the United States “U.S. GAAP” : the Generally Accepted Accounting Principles of the United States “WM Cayman II” : WM Cayman Holdings Limited II, a company incorporated on 8 September 2009 as an exempted company with limited liability under the laws of the Cayman Islands and a wholly- owned subsidiary of the Company “WM Cayman II Revolver” : revolving unsecured credit facility to WM Cayman II maturing on 16 September 2028 (or the immediately preceding business day if 16 September 2028 is not a business day), which was increased to US $2.5 billion (equivalent) in July 2025 through the exercise of an accordion feature under the facility agreement

11 “WRL” : Wynn Resorts, Limited, a company formed under the laws of the State of Nevada, United States and the Company’s controlling shareholder (as defined in the Listing Rules) “WRM” : Wynn Resorts (Macau) S.A., a company incorporated under the laws of Macau and a wholly-owned subsidiary of the Company By Order of the Board Wynn Macau, Limited Dr. Allan Zeman Chairman Hong Kong, 13 August 2025 As at the date of this announcement, the Board comprises Craig S. Billings and Frederic Jean-Luc Luvisutto (as Executive Directors); Linda Chen (as Executive Director and Vice Chairman); Ellen F. Whittemore and Julie M. Cameron-Doe (as Non-Executive Directors); Allan Zeman (as Independent Non-Executive Director and Chairman); and Lam Kin Fung Jeffrey, Bruce Rockowitz, Nicholas Sallnow-Smith and Leah Dawn Xiaowei Ye (as Independent Non-Executive Directors).